UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 17, 2007

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2007 annual stockholders’ meeting for Wachovia Corporation (“Wachovia”) on April 17, 2007, Wachovia’s stockholders approved certain changes to Wachovia’s articles of incorporation to provide for the declassification of the terms of Wachovia’s directors and to provide for majority voting in uncontested director elections. Following receipt of stockholders’ approval, Wachovia filed Articles of Amendment to its articles of incorporation with the North Carolina Secretary of State, which became effective upon filing on April 17, 2007. Attached as Exhibit (3)(a) to this report and incorporated by reference into this Item 5.03 are the Articles of Amendment Wachovia filed with the North Carolina Secretary of State. Additional information regarding the amendments to Wachovia’s articles of incorporation is set forth on pages 74-76 in Wachovia’s 2007 proxy statement filed with the Securities and Exchange Commission on March 9, 2007.

In addition, on April 17, 2007, following the annual stockholders’ meeting, Wachovia’s board of directors approved certain amendments to Wachovia’s bylaws to conform the bylaws to the amended articles of incorporation regarding the terms and election of directors as discussed above and to provide for certain other amendments, including regarding the indemnification of officers and directors of Wachovia and its subsidiaries. In general, the amended bylaws:

•	conform the bylaws to Wachovia’s articles of incorporation to provide for the annual election of directors;

•	conform the bylaws to Wachovia’s articles of incorporation to provide for majority voting in uncontested director elections;

•	clarify that stockholders may withdraw notices provided in connection with its advance notice provisions for transacting business or nominating directors at Wachovia’s annual stockholders’ meetings;

•

eliminate provisions that are no longer applicable, including provisions regarding the appointment of directors and certain executive officers that were included in the bylaws as part of the First Union/Wachovia merger completed in 2001;

•	designate certain officers to execute agreements and other instruments;

•

limit mandatory indemnification to directors of specific Wachovia subsidiaries designated by Wachovia’s board of directors and grants permissive indemnification to directors of other Wachovia subsidiaries. Prior to the amendments, Wachovia’s bylaws provided for mandatory indemnification to directors of Wachovia’s subsidiaries;

•	provide mandatory indemnification to certain executive officers of Wachovia and its subsidiaries;

•

clarify that indemnification is permitted for employees who serve, at Wachovia’s request, as directors, officers or agents of for-profit entities in which Wachovia has an equity or other financial interest, and for employees who are not directors or executive officers of Wachovia; and

•	provide that persons covered by the indemnification provisions may enforce their rights to mandatory indemnification and the advancement of expenses.

Attached as Exhibit (3)(b) to this report and incorporated by reference into this Item 5.03 are Wachovia’s Amended and Restated Bylaws, which became effective on April 17, 2007.

Exhibits (3)(a) and (3)(b) are both “filed” for purposes of Section 18 of the Exchange Act, and therefore, may be incorporated by reference in filings under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

(3)(a)	Articles of Amendment to Wachovia’s Articles of Incorporation.

(3)(b)	Wachovia’s Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: April 18, 2007	By:	/s/ Mark C. Treanor
	Name:	Mark C. Treanor
	Title:	Senior Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
(3)(a)	Articles of Amendment to Wachovia’s Articles of Incorporation.

(3)(b)	Wachovia’s Amended and Restated Bylaws.